UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 02/13/2007

A.D.A.M., Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-26962

Georgia	58-1878070
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1600 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

770-980-0888

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02. Results of Operations and Financial Condition

On February 13, 2007, A.D.A.M., Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibit is being furnished with this report pursuant to Item 2.02 of this Form 8-K:

Exhibit No	Description

99.1	Press Release Regarding Financial Results for the Fourth

Quarter and Year Ended December 31, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., Inc.

Date: February 15, 2007	By:	/s/ Kevin S. Noland
Kevin S. Noland President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Regarding Financial Results for the Fourth Quarter and Year Ended December 31, 2006.